UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2019

Hospitality Investors Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Park Avenue Tower
65 East 55th Street, Suite 801
New York, NY 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 6, 2019, Hospitality Investors Trust, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on: (i) the election of Edward A. Glickman, Stephen P. Joyce, Jonathan P. Mehlman, Stanley R. Perla and Abby M. Wenzel to the Company’s Board of Directors for one year terms until the 2020 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified; and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The Company’s stockholders elected all five nominees for director and ratified the appointment of KPMG. Two additional directors who are not elected at the Annual Meeting, Bruce G. Wiles and Lowell G. Baron, were elected by Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC pursuant to its rights as the holder of the sole outstanding share of a series of the Company’s preferred stock designated as the Redeemable Preferred Share, par value $0.01 per share. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Edward A. Glickman	15,278,239	2,839,105	2,208,984	*
Stephen P. Joyce	15,315,845	2,824,111	2,186,372	*
Jonathan P. Mehlman	15,131,809	2,966,281	2,228,238	*
Stanley R. Perla	15,201,191	2,905,572	2,219,565	*
Abby M. Wenzel	15,285,312	2,853,814	2,187,202	*

Proposal 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,881,906	1,097,859	1,346,563	*

*	No broker non-votes were recorded in connection with Proposal No. 1 and Proposal No. 2.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY INVESTORS TRUST, INC.

Date: November 7, 2019	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman
Chief Executive Officer and President